UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2015 (May 11, 2015)

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1360
Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 595-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2015, Emerald Oil, Inc. (the "Company") and one of its wholly owned subsidiaries entered into a purchase and sale agreement (the "Purchase Agreement") with Yates Petroleum Corporation (“Seller”) and its affiliates pursuant to which the Company agreed to acquire Seller's right, title and interest in certain oil and gas properties and assets located in Lea and Eddy Counties, New Mexico, constituting approximately 10,746 net acres of core Delaware Basin acreage. The total purchase price for the asset package is approximately $75.2 million in cash, (the “Delaware Basin Properties”).

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transaction contemplated by the Purchase Agreement is subject to the satisfaction of certain customary closing conditions as described therein. The effective date of the transaction is April 20, 2015, and the Company expects to close the acquisition on or about May 28, 2015.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 11, 2015, the Company issued a press release titled “Emerald Oil Enters into Definitive Agreement to Acquire Core Delaware Basin Acreage; Increases 2015 Production and Capex Guidance.”  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	OTHER EVENTS

In connection with the announcement by the Company of the execution of the Purchase Agreement, the Company is filing on this Current Report on Form 8-K a management presentation, which includes information regarding the Delaware Basin Properties and which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated May 11, 2015 by and between Emerald Oil, Inc. and Yates Petroleum Corporation
99.1	Press Release of Emerald Oil, Inc., dated May 11, 2015 titled “Emerald Oil Enters into Definitive Agreement to Acquire Core Delaware Basin Acreage; Increases 2015 Production and Capex Guidance.”
99.2	Management Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

Date: May 11, 2015	By:	/s/ Ryan Smith
Ryan Smith
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated May 11, 2015 by and between Emerald Oil, Inc. and Yates Petroleum Corporation
99.1	Press Release of Emerald Oil, Inc., dated May 11, 2015 titled “Emerald Oil Enters into Definitive Agreement to Acquire Core Delaware Basin Acreage; Increases 2015 Production and Capex Guidance.”
99.2	Management Presentation

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